Exhibit 10.2
Supplemental Agreement No. 50

to

Purchase Agreement No. 1951

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of July 23, 2009 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer);

WHEREAS, Customer wishes to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.           Table of Contents, Articles, Tables and Exhibits:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 50.

1.2 Incorporate new Exhibit A-2.4, attached hereto, for all 737-800 Aircraft delivering in November 2010 and later.

1.3 Incorporate new page T-3-7 to Table 1 entitled the “Aircraft Deliveries and Descriptions, Model 737-800 Aircraft”, attached hereto.

1.4 Remove and replace, in its entirety, pages T-2-2 and T-2-3 of Table 1 entitled the “Aircraft Deliveries and Descriptions, Model 737-700 Aircraft”, with the revised pages T-2-2 and T-2-3 of Table 1 attached hereto.

1.5 Remove and replace, in its entirety, the cover page to Exhibit A-2.3 with the revised cover page attached hereto.

1.6 Incorporate revised letter agreement 6-1162-SEE-0225R1, “Use of Aircraft – Carbon Brakes [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” into the Purchase Agreement.

1.7 Incorporate letter agreement 6-1162-SEE-0263, “Use of Aircraft – 737NG Performance Improvement Package Testing” into the Purchase Agreement.

1.8 Incorporate letter agreement 6-1162-SEE-0187,”Passenger Service Unit Resolution” into the Purchase Agreement.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY                                                                           CONTINENTAL AIRLINES, INC.

By:  /s/ Susan Englander                                                                 By:  /s/ Jacques Lapointe

Its: Attorney-In-Fact	Its: Senior Vice President
     Procurement

P.A. 1951
CAL                                                      SA 50-1

		Page	SA
ARTICLES		Number	Number

1.	Subject Matter of Sale	1-1	SA 39

2.	Delivery, Title and Risk of Loss	2-1

3.	Price of Aircraft	3-1	SA 39

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA 39

8.	Federal Aviation Requirements and Certificates and Export License	8-1	SA 39

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance, Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1	SA 39

15.	Miscellaneous	15-1

P.A. 1951                                                               i                                                                  SA 50
N/CAL

		Page	SA
TABLES		Number	Number

1.	Aircraft Deliveries and Descriptions – 737-500	T-1	SA 3

	Aircraft Deliveries and Descriptions – 737-700	T-2	SA 49

	Aircraft Deliveries and Descriptions – 737-800	T-3	SA 50

	Aircraft Deliveries and Descriptions – 737-600	T-4	SA 4

	Aircraft Deliveries and Descriptions – 737-900	T-5	SA 39

	Aircraft Deliveries and Descriptions – 737-900ER	T-6	SA 48

EXHIBITS

A-1	Aircraft Configuration – Model 737-724 (Aircraft delivering through July 2004)		SA 26

A-1.1	Aircraft Configuration – Model 737-724 (Aircraft delivering on or after August 2004)		SA 46

A-2	Aircraft Configuration – Model 737-824 (Aircraft delivering through July 2004)		SA 26

A-2.1	Aircraft Configuration – Model 737-824 (Aircraft delivering August 2004 through December 2007)		SA 41

A-2.2	Aircraft Configuration – Model 737-824 (Aircraft delivering January 2008 through July 2008)		SA 45

A-2.3	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver between August 2008 and October 2010)		SA 50

A-2.4	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver in or after November 2010)		SA 50

A-3	Aircraft Configuration – Model 737-624		SA 1

A-4	Aircraft Configuration – Model 737-524		SA 3

A-5	Aircraft Configuration – Model 737-924 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 26

A-6	Aircraft Configuration – Model 737-924 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 45

A-6.1	Aircraft Configuration – Model 737-924 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 45

B	Product Assurance Document		SA 1

C	Customer Support Document – Code Two – Major Model Differences		SA 1

C1	Customer Support Document – Code Three – Minor Model Differences		SA 39

D
Aircraft Price Adjustments – New Generation
Aircraft (1995 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 1

D1	Airframe and Engine Price Adjustments – Current Generation Aircraft		SA 1

D2
Aircraft Price Adjustments – New Generation
Aircraft (1997 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 5

D3
Aircraft Price Adjustments - New
Generation Aircraft (July 2003 Base Price –
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 41

D4	Escalation Adjustment – Airframe and Optional Features [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 41

E	Buyer Furnished Equipment Provisions Document		SA 39

F	Defined Terms Document		SA 5

SA
LETTER AGREEMENTS		Number

1951-1	Not Used

1951-2R4	Seller Purchased Equipment	SA 39

1951-3R22	Option Aircraft-Model 737-824 Aircraft	SA 38

1951-4R1	Waiver of Aircraft Demonstration	SA 1

1951-5R3	Promotional Support – New Generation Aircraft	SA 48

1951-6	Configuration Matters

1951-7R1	Spares Initial Provisioning	SA 1

1951-8R2	Escalation Sharing – New Generation Aircraft	SA 4

1951-9R21	Option Aircraft-Model 737-724 Aircraft	SA 48

1951-11R1	Escalation Sharing-Current Generation Aircraft	SA 4

1951-12R7	Option Aircraft – Model 737-924 Aircraft	SA 32

1951-13	Configuration Matters – Model 737-924	SA 4

1951-14	Installation of Cabin Systems Equipment 737-924	SA 22

1951-15	Configuration Matters – Model 737-924ER	SA 39

SA
RESTRICTED LETTER AGREEMENTS		Number

6-1162-MMF-295	Performance Guarantees – Model 737-724 Aircraft

6-1162-MMF-296	Performance Guarantees – Model 737-824 Aircraft

6-1162-MMF-308R4	Disclosure of Confidential Information	SA 39

6-1162-MMF-309R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 1

6-1162-MMF-311R6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 46

6-1162-MMF-312R1	Special Purchase Agreement Provisions	SA 1

6-1162-MMF-319	Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1	Performance Guarantees – Model 737-524 Aircraft	SA 3

6-1162-GOC-015R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 31

6-1162-GOC-131R10	Special Matters	SA 46

6-1162-DMH-365	Performance Guarantees – Model 737-924 Aircraft	SA 5

6-1162-DMH-624	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 8
6-1162-DMH-680	Delivery Delay Resolution Program	SA 9
6-1162-DMH-1020	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 14
6-1162-DMH-1035	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 15
6-1162-DMH-1054	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 16
6-1162-CHL-048	Rescheduled Aircraft Agreement	SA 26
6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA 30
6-1162-MSA-768	Performance Guarantees – Model 737-924ER Aircraft	SA 39
6-1162-SEE-133	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 46
6-1162-SEE-0176R4	Record Option Proposals	SA 48
6-1162-SEE-0187	Passenger Service Unit Resolution	SA 50
6-1162-SEE-0225R1	Use of Aircraft – Carbon Brakes [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Testing	SA 50
6-1162-SEE-0263	Use of Aircraft – 737NG Performance Improvement Package Testing	SA 50

P.A. 1951
N/CAL                                                                SA50

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	October 10, 1996
Supplemental Agreement No. 2	March 5, 1997
Supplemental Agreement No. 3	July 17, 1997
Supplemental Agreement No. 4	October 10, 1997
Supplemental Agreement No. 5	May 21, 1998
Supplemental Agreement No. 6	July 30, 1998
Supplemental Agreement No. 7	November 12, 1998
Supplemental Agreement No. 8	December 7, 1998
Supplemental Agreement No. 9	February 18, 1999
Supplemental Agreement No. 10	March 19, 1999
Supplemental Agreement No. 11	May 14, 1999
Supplemental Agreement No. 12	July 2, 1999
Supplemental Agreement No. 13	October 13, 1999
Supplemental Agreement No. 14	December 13, 1999
Supplemental Agreement No. 15	January 13, 2000
Supplemental Agreement No. 16	March 17, 2000
Supplemental Agreement No. 17	May 16, 2000
Supplemental Agreement No. 18	September 11, 2000
Supplemental Agreement No. 19	October 31, 2000
Supplemental Agreement No. 20	December 21, 2000
Supplemental Agreement No. 21	March 30, 2001
Supplemental Agreement No. 22	May 23, 2001
Supplemental Agreement No. 23	June 29, 2001
Supplemental Agreement No. 24	August 31, 2001
Supplemental Agreement No. 25	December 31, 2001
Supplemental Agreement No. 26	March 29, 2002
Supplemental Agreement No. 27	November 6, 2002
Supplemental Agreement No. 28	April 1, 2003
Supplemental Agreement No. 29	August 19, 2003
Supplemental Agreement No. 30	November 4, 2003
Supplemental Agreement No. 31	August 20, 2004
Supplemental Agreement No. 32	December 29, 2004
Supplemental Agreement No. 33	December 29, 2004
Supplemental Agreement No. 34	June 22, 2005
Supplemental Agreement No. 35	June 30, 2005
Supplemental Agreement No. 36	July 21, 2005
Supplemental Agreement No. 37	March 30, 2006
Supplemental Agreement No. 38	June 6, 2006
Supplemental Agreement No. 39	August 3, 2006
Supplemental Agreement No. 40	December 5, 2006
Supplemental Agreement No. 41	June 1, 2007
Supplemental Agreement No. 42	June 13, 2007
Supplemental Agreement No. 43	July 18, 2007
Supplemental Agreement No. 44	December 7, 2007
Supplemental Agreement No. 45	February 20, 2008
Supplemental Agreement No. 46	June 25, 2008
Supplemental Agreement No. 47	October 30, 2008
Supplemental Agreement No. 48	January 29, 2009
Supplemental Agreement No. 49	May 1, 2009
Supplemental Agreement No. 50	July 23, 2009

P.A. 1951
N/CAL                                                                SA50

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page T-2-2
Boeing Proprietary                                                                SA50

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page T-2-3
                                            Boeing ProprietarySA50

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-800 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page T-3-5
Boeing Proprietary
SA50

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-800 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page T-3-6
Boeing ProprietarySA50

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Exhibit A-2.3 to Purchase Agreement Number 1951

(737-824 Aircraft scheduled to deliver between August 2008 and October 2010)

PA 1951                                                      A-2.3-1                                                      SA 50

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Exhibit A-2.4 to Purchase Agreement Number 1951

(737-800 Aircraft scheduled to deliver in or after November 2010)

PA 1951                                                      A-2.4-1                                                      SA 50

737-800                                           BOEING PROPRIETARY
Exhibit A-2.4

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

December 23, 2008
6-1162-SEE-0187

Continental Airlines, Inc.
1600 Smith Street
Houston, TX  77002

Attention:                      Mr. Ron Baur

Subject:                      Passenger Service Unit Resolution

Dear Ron,

During replacement of a Passenger Service Unit (PSU) by Customer on an in-service 737-900ER, it was discovered  that [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary

Continental Airlines
6-1162-SEE-0187

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential, and agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any Third Party.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters set forth above, please indicate your acceptance and approval below.  This Letter Agreement will become effective upon signature by Boeing and Customer.

Sincerely,

THE BOEING COMPANY                                                                                     CONTINENTAL AIRLINES, INC.

      /s/  Susan Englander                                                                       /s/   Jacques Lapointe
Signature                                                                Signature

Susan Englander                                                                                     Jacques Lapointe
Printed Name                                                                Printed Name

Regional Director                                                                           Senior Vice President Procurement
Title                                                      Title

July 23, 2009

6-1162-SEE-0225R1

Continental Airlines, Inc.
1600 Smith Street
Houston, TX 77002

Attention:	Mr. Ron Baur

Subject:	Use of Aircraft – Carbon Brakes [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Testing

Reference:	(a) Purchase Agreement No. 1951 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 737 Aircraft

This letter agreement (Letter Agreement) amends and supersedes 6-1162-SEE-0225 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing and Customer hereby agree that one (1) Model 737-900ER Aircraft, with serial number [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will be used by Boeing in its flight test program for obtaining the FAA certification of carbon brakes for use on the 737NG aircraft, for obtaining European Aviation Safety Agency (EASA) certification for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Such Aircraft is hereinafter referred to as the Test Aircraft and such test program is hereinafter referred to as the Test Program.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.           Test Program

The Test Aircraft will be flown for a total of approximately [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
flight hours to complete the requirements described above.  The Test Aircraft will be flown within the Aircraft Flight Manual operational limits.  The Test program will include [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

6-1162-SEE-0225 R1

 Prior to delivery of the Test Aircraft, designated Customer representatives may inspect the Test Aircraft in accordance with Article 9.2 of the Purchase Agreement.    In addition, Boeing will provide to Customer a report detailing the test conditions that the Test Aircraft, and in particular, the landing gear, was subjected to during the Test Program to verify that test conditions were within design parameters.  Any items deemed to be beyond reasonable wear and tear will be addressed via standard delivery processes subject to discussion between Boeing and Customer.

2.           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-SEE-0225 R1

3.           Removal of Wiring and Test Instrumentation.

The wiring installation in the Test Aircraft will be the same as in the other 737-900ER Aircraft being purchased by the Customer under the Agreement.  Boeing will remove all flight test wiring and instrumentation to the extent practicable.  Any residual flight test wiring and instrumentation [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be firmly affixed to the Test Aircraft, and will not physically or electrically affect systems on the Test
Aircraft or effect the continued serviceability of the Aircraft at delivery to Customer.  Boeing shall provide Customer a detailed list and description of any residual wiring that will remain on the Test Aircraft.

4.           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.           Warranty.

The terms and conditions of the Product Assurance Document (Exhibit C to the AGTA) will run full term from the date of the delivery of the Test Aircraft to Customer.  If any Boeing supplier, except the Engine manufacturer, refuses to honor any valid warranty claim submitted by Customer solely on the basis of use or time expiration relating to the Test Program or refurbishment, Boeing will assume responsibility for such claim using the supplier warranty terms and conditions as though the warranty period began with delivery of the Test Aircraft to Customer.

6-1162-SEE-0225 R1

6.           Wheels, Tires and Brakes.

Boeing will remove the Test Program tires, wheels, and brakes and replace with the production tires, wheels and brakes on the Test Aircraft after such Test Program and prior to delivery of the Test Aircraft.

7.           Accomplishment of Maintenance Check.

Boeing will maintain the Test Aircraft with an Airplane Inspection Program (AIP) as required by 14 CFR 91.409 (e). Scheduled maintenance and inspection intervals will be based on a Low Utilization Maintenance Plan from the 737 Maintenance Planning Document as described in the AIP.

8.	List of Greases, Oils and Other Fluids.

Boeing will provide Customer in a timely manner a list of part and/or specification numbers and suppliers of the greases, oils and other fluids used to service the Test Aircraft during the flight test program.

9.	Flight Test Engines.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.	Confidential Treatment.

Customer understands that certain commercial information contained in this Letter Agreement are considered by Boeing as confidential.  Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential  and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law.

6-1162-SEE-0225 R1

Very truly yours,

THE BOEING COMPANY

By  /s/ Susan Englander
Its           Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date     July 23, 2009

CONTINENTAL AIRLINES, INC.

By /s/ Jacques Lapointe

Its Senior Vice President – Procurement

July 23, 2009

6-1162-SEE-0263

Continental Airlines, Inc.
1600 Smith Street
Houston, TX 77002

Attention:	Mr. Ron Baur

Subject:	Use of Aircraft – 737NG Performance Improvement Package Testing

Reference:	(a) Purchase Agreement No. 1951 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 737 Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing and Customer hereby agree that one (1) Model 737-800 Aircraft, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be used by Boeing in its flight test program to support FAA certification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Such Aircraft is hereinafter referred to as the Test Aircraft and such test program is hereinafter referred to as the Test Program.

Customer will accept delivery of the Test Aircraft without any reduction in the Aircraft Price on account of the depreciation and wear and tear resulting from such testing, subject to the provisions set forth below.

1.           Test Program

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-SEE-0263

It is hereby agreed that Customer will accept delivery of the Test Aircraft under the terms of the Purchase Agreement except to the extent those terms are varied expressly herein.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Prior to delivery of the Test Aircraft, designated Customer representatives may inspect the Test Aircraft in accordance with Article 9.2 of the Purchase Agreement.    In addition, Boeing will provide to Customer a report detailing the test conditions that the Test Aircraft was subjected to during the Test Program to verify that test conditions were within design parameters.  Any items deemed to be beyond reasonable wear and tear will be addressed via standard delivery processes subject to discussion between Boeing and Customer.

6-1162-SEE-0263

2.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FORCONFIDENTIAL TREATMENT]

3.           Removal of Wiring and Test Instrumentation.

The wiring installation in the Test Aircraft will be the same as in the other 737-800 Aircraft being purchased by the Customer under the Agreement. Boeing will remove all flight test wiring and instrumentation to the extent practicable. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-SEE-0263

4.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT]

5.           Warranty.

The terms and conditions of the Product Assurance Document (Exhibit C to the AGTA) will run full term from the date of the delivery of the Test Aircraft to Customer.  If any Boeing supplier, except the Engine manufacturer (except as provided for in Section 9), refuses to honor any valid warranty claim submitted by Customer solely on the basis of use or time expiration relating to the Test Program or refurbishment, Boeing will assume responsibility for such claim using the supplier warranty terms and conditions as though the warranty period began with delivery of the Test Aircraft to Customer.

6.           Wheels, Tires and Brakes.

Boeing will remove the Test Program tires, wheels, and brakes and replace with the production tires, wheels and brakes on the Test Aircraft after such Test Program and prior to delivery of the Test Aircraft.

7.           Accomplishment of Maintenance Check.

Boeing will maintain the Test Aircraft with an Airplane Inspection Program (AIP) as required by 14 CFR 91.409 (e). Scheduled maintenance and inspection intervals will be based on a Low Utilization Maintenance Plan from the 737 Maintenance Planning Document as described in the AIP.

6-1162-SEE-0263

8.           List of Greases, Oils and Other Fluids.

Boeing will provide Customer in a timely manner a list of part and/or specification numbers and suppliers of the greases, oils and other fluids used to service the Test Aircraft during the flight test program.

9.           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.           Confidential Treatment.

Customer understands that certain commercial information contained in this Letter Agreement are considered by Boeing as confidential.  Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential  and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law.

6-1162-SEE-0263

Very truly yours,

THE BOEING COMPANY

By    /s/ Susan Englander
Its           Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date     July 23, 2009

CONTINENTAL AIRLINES, INC.

By   /s/ Jacques Lapointe

Its Senior Vice President – Procurement